UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	Former Name or Former Address, if Changed Since Last Report	State of Incorporation	I.R.S. Employer Identification No.
1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Laclede Gas Company	Missouri	43-0368139

2-38960	Spire Alabama Inc. 2101 6th Avenue North Birmingham, AL 35203 205-326-8100	Alabama Gas Corporation	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Spire Missouri Inc.
On August 30, 2017, Spire Missouri Inc. (formerly named Laclede Gas Company), a Missouri corporation (“Missouri Company”), following approval by written consent of its sole shareholder, Spire Inc., filed amended articles of incorporation with the Missouri Secretary of State to change the name of the Missouri Company from “Laclede Gas Company” to “Spire Missouri Inc.” A copy of Spire Missouri Inc.’s articles of incorporation, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.
In connection with the name change, on April 17, 2017, the Board of Directors of the Missouri Company approved an amendment to the Missouri Company's bylaws to replace any references to “Laclede Gas Company” with “Spire Missouri Inc.” subject to the adoption by its sole shareholder of the Articles of Amendment, and the filing of the Articles of Amendment with the Missouri Secretary of State. A copy of Spire Missouri Inc.’s bylaws, as amended, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Spire Alabama Inc.
On September 1, 2017, Spire Alabama Inc. (formerly named Alabama Gas Corporation), an Alabama corporation (the “Alabama Company”), following approval by written consent of its sole shareholder, Spire Inc., filed amended articles of incorporation with the Alabama Secretary of State to change the name of the Alabama Company from “Alabama Gas Corporation” to “Spire Alabama Inc.” A copy of Spire Alabama Inc.’s articles of incorporation, as amended, is included as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein.
In connection with the name change, on April 17, 2017, the Board of Directors of Spire Alabama Inc. approved an amendment to the Alabama Company's bylaws to replace any references to “Alabama Gas Corporation” with “Spire Alabama Inc.” subject to the adoption by its sole shareholder of the Articles of Amendment, and the filing of the Articles of Amendment with the Alabama Secretary of State. A copy of Spire Alabama Inc.’s bylaws, as amended, is attached as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed as part of this report:

3.1	Articles of Incorporation of Spire Missouri Inc., as amended, effective as of August 30, 2017

3.2	Bylaws of Spire Missouri Inc., as amended, effective as of August 30, 2017

3.3	Articles of Incorporation of Spire Alabama Inc., as amended, effective as of September 1, 2017

3.4	Bylaws of Spire Alabama Inc., as amended, effective as of September 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Spire Missouri Inc.

Date: September 1, 2017	By:	/s/ Ellen L. Theroff
Ellen L. Theroff Vice President and Corporate Secretary

Spire Alabama Inc.

Date: September 1, 2017	By:	/s/ Ellen L. Theroff
Ellen L. Theroff Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Incorporation of Spire Missouri Inc., as amended, effective as of August 30, 2017

3.2	Bylaws of Spire Missouri Inc., as amended, effective as of August 30, 2017

3.3	Articles of Incorporation of Spire Alabama Inc., as amended, effective as of September 1, 2017

3.4	Bylaws of Spire Alabama Inc., as amended, effective as of September 1, 2017